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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of PolyMedica Corporation (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Samuel L. Shanaman, Lead Director and Interim Chief Executive Officer, and Stephen C. Farrell, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Samuel L. Shanaman
                                       ----------------------------------------
Dated: February 14, 2003               Samuel L. Shanaman
                                       Lead Director and Interim Chief
                                         Executive Officer

                                       /s/ Stephen C. Farrell
                                       ----------------------------------------
Dated: February 14, 2003               Stephen C. Farrell
                                       Chief Financial Officer


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